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                     TIFF INVESTMENT PROGRAM, INC. ("TIP")
                    SUPPLEMENT DATED AS OF DECEMBER 26, 2001
                      TO THE PROSPECTUS DATED MAY 1, 2001


CHANGE TO DIVIDEND POLICY OF THE TIFF BOND AND SHORT-TERM FUNDS
Effective January 1, 2002, the dividend policy of the TIFF Bond and Short- Term Funds changed. Rather than declaring dividends daily, these two funds now declare dividends monthly. Both funds will continue to reinvest dividends on the last business day of the month and pay dividends on the first business day of the following month.

LIQUIDATION OF THE TIFF EMERGING MARKETS FUND
The board of directors of TIP voted to liquidate the TIFF Emerging Markets Fund as of December 31, 2001. Effective immediately, shares of the Emerging Markets Fund are no longer available for sale.